Exhibit 99.2 Filed by Pacific Premier Bancorp, Inc. Pursuant to Rule 425 under the Securities Act of 1933 Subject Company: GrandPoint Capital, Inc. SEC Registration Statement No.: 333-224167 Investor Presentation First Quarter 2018 Steve Gardner Chairman, President & Chief Executive Officer sgardner@ppbi.com - 949-864-8000

Forward-Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Pacific Premier Bancorp, Inc. (the “Company” or “Pacific Premier”) including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, shareholder value creation and the impact of the proposed acquisition of Grandpoint Capital, Inc. (“Grandpoint”) and its wholly owned subsidiary, Grandpoint Bank, and other acquisitions. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the expected cost savings, synergies and other financial benefits from the Grandpoint acquisition or any other acquisition the Company has made or may make might not be realized within the expected time frames or at all; governmental approval of the Grandpoint acquisition may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the acquisition; conditions to the closing of the Grandpoint acquisition may not be satisfied; Grandpoint’s shareholders may fail to provide the requisite consents to approve the consummation of the acquisition; Pacific Premier’s shareholders may fail to approve the issuance of Pacific Premier common stock in connection with the proposed Grandpoint acquisition; the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the willingness of users to substitute competitors’ products and services for the Company’s products and services; the impact of changes in financial services policies, laws and regulations (including the Dodd-Frank Wall Street Reform and Consumer Protection Act) and of governmental efforts to restructure the U.S. financial regulatory system; technological changes; changes in the level of the Company’s nonperforming assets and charge offs; any oversupply of inventory and deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by bank regulatory agencies, the Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible other-than-temporary impairment of securities held by us; changes in consumer spending, borrowing and savings habits; the effects of the Company’s lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; ability to attract deposits and other sources of liquidity; changes in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; unanticipated regulatory or judicial proceedings; and the Company’s ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the 2017 Annual Report on Form 10-K of Pacific Premier Bancorp, Inc. filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). Annualized, pro forma, projected and estimated numbers in this investor presentation are used for illustrative purposes only, are not forecasts and may not reflect actual results. Pacific Premier and Grandpoint undertake no obligation to revise or publicly release any revision or update to these forward‐looking statements to reflect events or circumstances that occur after the date on which such statements were made. 2

Where to Find Additional Information Additional Information About the Proposed Acquisition of Grandpoint This investor presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed acquisition transaction, Pacific Premier has filed a registration statement on Form S-4 (the "Registration Statement") with the SEC. The Registration Statement was declared by the SEC to be effective on April 20, 2018, and a prospectus/proxy and consent solicitation statement was distributed to the shareholders of Grandpoint in connection with their vote on the proposed acquisition and to the shareholders of Pacific Premier in connection with their vote on the issuance of shares of Pacific Premier common stock in connection with the proposed acquisition. SHAREHOLDERS OF GRANDPOINT AND PACIFIC PREMIER ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Investors and security holders are able to obtain the documents, and any other documents Pacific Premier has filed with the SEC, free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by Pacific Premier are available free of charge by (1) accessing Pacific Premier’s website at www.ppbi.com under the “Investor Relations” link and then under the heading “SEC Filings”, (2) writing Pacific Premier at 17901 Von Karman Avenue, Suite 1200, Irvine, CA 92614, Attention: Investor Relations, or (3) writing Grandpoint at 333 South Grand Avenue, Los Angeles, CA 90071, Attention: Corporate Secretary. The directors, executive officers and certain other members of management and employees of Pacific Premier may be deemed to be participants in the solicitation of proxies in respect of the proposed acquisition. Information about Pacific Premier’s directors and executive officers is included in the definitive proxy statement for its 2018 annual meeting of Pacific Premier’s shareholders, which was filed with the SEC on April 13, 2018. The directors, executive officers and certain other members of management and employees of Grandpoint may also be deemed to be participants in the solicitation of consents in favor of the acquisition from the shareholders of Grandpoint. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the consent solicitation and proxy statement/prospectus regarding the proposed acquisition when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph. 3

Company Profile Pacific Premier Branch Footprint Headquarters Irvine, CA Exchange / Listing NASDAQ: PPBI Market Cap $1.84 Billion* Avg. Daily Volume 409,513 Shares(1) # of Research Analysts 7 Analysts Small & Mid-Market Focus Businesses Total Assets $8.1 Billion 33 Full-Service Branch Network Branch Locations • Market data as of 4/30/2018 (1) 3-month average as of 4/30/2018 4

Strategic Transformation A balance of organic and acquisitive growth to create a California centric commercial bank franchise with $8.1 billion in assets . Organic growth driven by dynamic and disciplined sales culture . Geographic expansion through highly accretive FDIC-assisted acquisitions 2008 - 2012 . Canyon National Bank (“CNB”) - $192 million in assets, closed on 2/11/2011 (FDIC-Assisted) . Palm Desert National Bank (“PDNB”) - $103 million in assets, closed on 4/27/2012 (FDIC-Assisted) . Build out of commercial banking platform through acquisitions . First Associations Bank (“FAB”) - $424 million in assets, closed on 3/15/2013 (151 days) . San Diego Trust Bank (“SDTB”) - $211 million in assets, closed on 6/25/2013 (111 days) 2013 - 2018 . Infinity Franchise Holdings (“IFH”) - $80 million in assets, closed on 1/30/2014 (73 days) . Independence Bank (“IDPK”) - $422 million in assets, closed on 1/26/2015 (96 days) . Security California Bancorp (“SCAF”) - $715 million in assets, closed 1/31/2016 (123 days) . Heritage Oaks Bancorp (“HEOP”) – $2 billion in assets, closed on 4/1/2017 (109 days) . Plaza Bancorp (“PLZZ”) - $1.3 billion in assets, closed on 11/1/2017 (84 days) . Grandpoint Capital, Inc. (“GPNC”) - $3.3 billion in assets, announced on 2/12/2018 . Focus on producing EPS growth from scale, efficiency and balance sheet leverage 2018 and Beyond . Target ROAA and ROATCE of 1.50% and 17%, respectively . Continue disciplined organic and acquisitive growth increasing scarcity value 5

Highlights – Q1 2018 Earnings . Net income of $28.0 million, which included $936,000 in merger-related expense . Operating net income of $28.8* million or $0.62* per diluted per share . Adjusted ROAA of 1.43%* . Adjusted ROATCE of 16.95%* . New loan commitments of $488 million Loans/ . Net interest margin of 4.50%, core net interest margin of 4.26% excluding accretion Asset Quality . Nonperforming assets as a percent of total assets of 0.11% . Delinquencies as a percent of total loans of 0.20% . Deposits totaled $6.2 billion, an increase of $106 million, or 1.7%, from prior quarter Deposits . Noninterest-bearing deposits represent 37% of total deposits . Non-maturity deposits equal 82% of total deposits . Cost of Deposits of 0.39% . Increasing operating leverage, with an efficiency ratio of 52.4% Key Ratios . Tangible book value per share of $15.63*, 2.4% higher than the fourth quarter of 2017 and 21.4% higher than the first quarter of 2017 . Announced the acquisition of Grandpoint Capital, Inc. on February 12, 2018, which is expected to Acquisition add approximately $3.3 billion in assets upon consummation * Please refer to non-GAAP reconciliation in appendix 6

History of PPBI Timely and efficient acquisitions have accelerated PPBI’s growth and performance • Total deposits compound annual growth rate of 38% since 2011 • Total loans compound annual growth rate of 41% since 2011 Total Assets – Acquired vs. Non-Acquired February 2018 Announced Grandpoint ($3.3B assets) Total Assets TBV/Share* $11,345 April 2017 and November 2017 Acquired HEOP ($2.0B assets) and Acquired PLZZ ($1.3B assets) $20.50 $10,000 February 2011 March 2013 and June 2013 January 2015 Acquired Canyon Acquired First Associations Acquired National Bank Bank ($424MM assets) and Independence ($192MM assets) in San Diego Trust Bank Bank ($422MM FDIC-assisted deal ($211MM assets) assets) $8,025 $8,087 $8,000 $18.00 January 2016 April 2012 January 2014 Acquired SCAF Acquired Palm Acquired Infinity ($715MM assets) $6,000 Desert National Franchise Holdings $15.50 Bank ($103MM ($80MM assets), a assets) in FDIC- specialty finance assisted deal company $4,040 $4,000 $13.00 $2,791 $2,039 $2,000 $1,174 $1,714 $10.50 $961 $- $8.00 2011 2012 2013 2014 2015 2016 2017 1Q'18 1Q'18 Pro Forma Non-Acquired Acquired TBV/Share Note: All dollars in millions * Please refer to non-GAAP reconciliation in appendix 7

Commercial Lines of Business

Business Banking

- Small and middle market business banking focus
- Full suite of business banking services, including: cash management, payroll and merchant card services
- Customized commercial and industrial ("C&I") and commercial real estate loans ("CRE")
- C&I and CRE business loans
  - Originated **$171M Q1 2018** vs. **$175M Q1 2017**
  - 37% of loan portfolio

SBA Lending

- Small Business Administration ("SBA") Loans
- Nationwide origination capability
- California Capital Access Program ("Cal CAP") Loans
- United State Department of Agriculture ("USDA") Loans
- Originated **$39M Q1 2018** vs. **$47M Q1 2017**
- Sell guaranteed portion – 75% of loan amount
- Gross gain on sale rates 8-12%

Franchise Lending

- National lender for established and experienced owner operators of Quick Serve Restaurants ("QSR")
- C&I and CRE based lending secured by equipment and real estate
- Originated **$52M Q1 2018 vs. $70M Q1 2017**
- Average originated rate of 4.8% in Q1 2018
- 11% of loan portfolio

Construction Lending

- Construction loans for developers and owner users on properties predominantly in coastal SoCal
- New team assembled in first half of 2013
- Originated **$112M Q1 2018** vs. **$77M Q1 2017**
- Average originated rate of 5.8% in Q1 2018
- 5% of loan portfolio

HOA Banking

- Nationwide leader of customized cash management, electronic banking services and credit facilities for:
- Home Owner Association ("HOA") management companies
- Cost effective, core deposits
- Predominately money market and demand deposits

Income Property Lending

- Credit facilities and banking services for CRE investors in SoCal
- Structured CRE and bridge loan flexibility
- Originated **$18M Q1 2018** and **$55M Q1 2017**
- 20% of loan portfolio

8

Strong Loan Commitments & Attractive Yields 5.27% 5.25% 4.99% 4.97% 5.00% $700 4.97% 4.93% 4.87% 4.88% 4.80% $648 4.75% $600 $558 $500 $492 $488 $455 4.25% $400 $385 $322 $299 $300 3.75% $251 Quarterly Commitments Loan Avg. Rate Commitments New Avg. on $200 3.25% $100 $- 2.75% 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17 3Q'17 4Q'17 1Q'18 Business Loans Real Estate Loans Other Loans Weighted Average Coupon Note: All dollars in millions 9

Commercial Bank Transformation - Deposit Composition Deposits – 12/31/2009 Deposits – 3/31/2018 Non-interest- Bearing Demand 5% Interest-Bearing Demand Certificates 4% of Deposit 18% Non-interest Bearing Demand 37% Money Market/ Savings 23% Certificates of Money Deposit 68% Market/Savings 39% Interest- Bearing Demand 6% Total Deposits: $618.7 Million Total Deposits: $6.2 Billion Cost of Deposits: 1.91% Cost of Deposits: 0.39% • 37% of deposit balances are non-interest-bearing deposits • 82% of deposits are non-maturity deposits • 88% of deposits are core deposits* * Core deposits are all transaction accounts and non-brokered CD accounts below $250,000 10

Commercial Bank Transformation – Loan Composition Loans – 12/31/2009 Loans – 3/31/2018 Farm & SBA Consumer & Agric. 3% Other One-to-Four 5% 1% family 4% Commercial and Construction Industrial CRE Owner CRE Owner & Land 5% Occupied Occupied 6% 20% Other 18% 1% CRE Non-Owner 1-4 Family Occupied 2% 26% Franchise 11% CRE Non- Owner Occupied Multi-Family 48% Multi-Family 20% 13% Commercial and Industrial 17% Total Loans: $576.3 Million Total Loans: $6.2 Billion • Loan portfolio is high quality and well-diversified • Business-related loans represent 54% of total loans at 3/31/18* • Business loan commitments originated for Q’1 2018 were $295 million, or 60% of total commitments • Business loans are defined as commercial and industrial, franchise, CRE owner occupied, agriculture and SBA 11

Conservative Credit Culture The Company has a history of effective credit risk management and outperforming peers • Loan delinquencies to loans held for investment of 0.20% as of 3/31/2018 • Nonperforming assets to total assets of 0.11% at 3/31/2018 Nonperforming Assets to Total Assets (%) PPB Peers * 5.00 4.39 4.50 4.26 4.30 4.24 4.23 4.29 4.11 4.06 3.96 4.04 3.77 4.00 3.62 3.48 3.39 3.50 3.26 3.21 CNB 2.96 2.93 PDNB 3.00 Acquisition Acquisition 2/11/11 2.50 4/27/12 2.00 1.70 1.66 1.67 1.58 1.62 1.56 1.36 1.31 1.50 1.24 1.18 1.04 1.08 1.10 1.05 0.91 0.76 0.80 1.00 0.74 0.69 0.74 0.58 0.55 0.59 0.58 0.48 0.53 0.48 0.50 0.49 0.46 0.38 0.33 0.44 0.42 0.21 0.21 0.50 0.40 0.15 0.20 0.20 0.14 0.12 0.12 0.190.18 0.18 0.17 0.13 0.17 0.04 0.11 0.02 0.01 0.01 0.04 - * California peer group consists of all insured California institutions, from SNL Financial. 12

CRE to Capital Concentration • CRE concentrations are well-managed across the organization • Our growth across our key businesses has diversified our loan portfolio CRE as a Percent of Total Capital 700% 627% 600% 499% 500% Managed Growth 415% 400% 376% 378% 372% 362% 365% 349% 352% 336% 340% 336% 310% 316% 300% 287% 289% 200% 100% 0% 2008 2009 2010 2011 2012 2013 2014 2015 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17 3Q'17 4Q'17 1Q'18 13

Strong Loan Yields - Low Cost of Deposits Our specialty lines of business have optimized our net interest margin through diversification and disciplined pricing as well as accelerating organic loan and deposit growth… Portfolio Core Loan Yields Cost of Total Deposits $7,000 0.50% $7,000 5.25% 5.28% 5.18% 5.23% $6,000 5.17% 5.13% 5.16% 0.40% $6,000 4.50% $5,000 0.39% $5,000 3.75% 0.36% 0.33% 0.30% $4,000 0.32% 0.32% $4,000 3.00% 0.28% $3,000 0.20% $3,000 2.25% $2,000 $2,000 1.50% 0.10% $1,000 $1,000 0.75% $0 0.00% $0 0.00% 2013 2014 2015 2016 2017 1Q'18 2013 2014 2015 2016 2017 1Q'18 Loans Portfolio Core Loan Yield Total Deposits Cost of Deposits Note: All dollars in millions Note: Core loan yields exclude accretion. 14

Revenue & Net Interest Margin and delivered compounded annual revenue growth rate of 48%, as well as strong net interest margin of over 4% Annual Operating Revenue(1) Core Net Interest Margin(2) 4.30% $400 4.26% 4.26% $356 4.20% $350 4.20% $300 $279 4.10% 4.09% 4.06% $250 4.00% $200 $173 3.93% $150 $121 3.90% $100 $87 $67 3.80% $50 $0 3.70% 2013 2014 2015 2016 2017 1Q'18* 2013 2014 2015 2016 2017 1Q'18 Note: All dollars in millions (1) Operating revenue = net interest income + noninterest income. (2) Core net interest margin excludes accretion and other purchase accounting adjustments. *Annualized 15

Noninterest Expense & Efficiency In addition to leveraging technology to drive growth, the Company has continually improved its operational processes to achieve greater operating leverage and economies of scale Adjusted Noninterest Expense / Avg. Assets Efficiency Ratio 70.0% 64.7% 3.50% 61.4% 60.0% 55.9% 2.95% 53.6% 3.00% 2.87% 52.4% 48.2% 2.58% 2.55% 50.0% 2.50% 2.27% 2.32% 40.0% 2.00% 30.0% 1.50% 20.0% 1.00% 0.50% 10.0% 0.00% 0.0% 2013 2014 2015 2016 2017 1Q'18 2013 2014 2015 2016 2017 1Q'18 Note: Efficiency Ratio represents the ratio of noninterest expense less other real estate owned operations, core deposit intangible amortization and merger related expense to the sum of net interest income before provision for loan losses and total noninterest income less gains/(loss) on sale of securities, and other-than-temporary impairment recovery (loss) on investment securities. Adjusted noninterest expense excludes other real estate owned operations, core deposit intangible amortization and merger related costs. 16

Operating Income and Tangible Book Value Strong operating income has consistently resulted in increasing shareholder value Pre-Tax, Pre-Provision Income(1) Tangible Book Value per Share $180 $17.00 $160 $16.00 $160 $15.63 $15.26 $15.00 $140 $132 $14.00 $120 $13.00 $12.51 $100 $12.00 $79 $11.17 $80 $11.00 $10.12 $60 $52 $10.00 $9.08 $40 $34 $9.00 $23 $20 $8.00 $0 $7.00 2013 2014 2015 2016 2017 1Q'18* 2013 2014 2015 2016 2017 1Q'18 Note: All dollars in millions, except per share data Note: Tangible book values are based on basic shares outstanding. Please refer to non-GAAP reconciliation in appendix (1) Excludes merger-related expenses. Please refer to non-GAAP reconciliation in appendix. *Annualized 17

Strategically Focused – Financially Motivated Continue to Evolve and Strive for Superior Performance The Company’s management team operates the bank knowing we are crossing $10.0 billion • Our business model is always evolving, transforming and improving • Continue to build a quality banking franchise and leverage our core competencies • Investments in and the strengthening of the entire team is an on-going process Operational Integrity Leads to Strong Internal Controls and Risk Management The Company’s operating environment and culture have been built over the years to be scalable • Disciplined credit underwriting culture remains a fundamental underpinning • BSA/AML – automated Rule Based Risk Rating and statistical analytics covering entire client base • CRA – enhanced program to exceed community group requirements and large bank exam standards Keen Focus on Creating Maximum Shareholder Value Management consistently communicates and executes on its strategic plan • Our Board regularly evaluates capital management, strategic direction and the alternatives to maximize shareholder value • Focused on increasing earnings and building tangible book value through growth strategies and improving efficiencies • Our goal is to create a fundamentally sound franchise with strong earnings and risk management 18

Superior Market Performance (PPBI) Since December 2015, PPBI’s stock price has significantly outperformed its publicly traded bank peers (SNL Bank Index / NASDAQ Bank Index) 120.0% 100.0% PPBI +88% NASDAQ +52% 80.0% Bank SNL Bank +59% 60.0% 40.0% 20.0% 0.0% -20.0% Mar-16 May-16 Jul-16 Sep-16 Nov-16 Jan-17 Mar-17 May-17 Jul-17 Sep-17 Nov-17 Jan-18 Mar-18 PPBI SNL Bank NASDAQ Bank Source: SNL Financial, market information as of 3/29/2018 19

Grandpoint Highlights – Announced 2/12/18

Pro forma assets of approximately $11.7 billion at close while deepening our Southern California market presence

Compelling Strategic Rationale

- Grandpoint is a business bank headquartered in Los Angeles, CA
- Continues to build our Southern CA market presence and expands into attractive AZ and WA markets
- A significant transaction to accelerate our growth and strengthen our operating scale and efficiency
- Attractive transaction valuation for a sizable opportunity within a top tier market
- Continues to create scarcity value and enhances our profile within highly desirable banking markets

Significant Opportunities for Continued Growth

- Acquiring more than $2 billion of non-maturity deposits
- Core funding will support and fuel continued organic loan growth
- Established track record of excellent credit quality on both sides
- Attractive pro forma deposit portfolio profile with ~40% noninterest bearing demand

Attractive Financial Metrics

- Immediately accretive to EPS in 2018 and 8.6% accretive to 2019 EPS[(1)]
- Tangible book value earn-back of 1.2 years
- IRR greater than 20%
- All-stock consideration generates strong pro forma capital ratios to support growth

(1) Based on street consensus EPS estimates for 2018 and 2019 for PPBI, excludes non-recurring merger related expenses

20

Overview of Grandpoint Capital Company Highlights Southern California Deposit Footprint(1) . Headquartered in Los Angeles, CA . 14 branch locations, including three in Arizona and one in Washington . Business banking focus with: . $3.3 billion of assets and $2.4 billion of loans . $2.4 billion of total deposits (89% non-maturity) . ROAA of 1.11% and NPAs / Assets of 0.25% . Significant presence in the highly-desirable Los Angeles marketplace Deposit by County(2) PPBI (20) Deposits Grandpoint (10) PPBI GPNC Pro Forma Branches Orange $2,514,905 $189,559 $2,704,464 6 Non-California Deposit Footprint Los Angeles 425,710 1,145,692 1,571,402 9 San Diego 197,047 465,276 662,323 7 Pima (AZ) - 293,357 293,357 2 Maricopa (AZ) - 256,939 256,939 1 Clark (WA) - 121,246 121,246 1 Other 2,918,548 - 2,918,548 21 Total $6,056,210 $2,472,069 $8,528,279 47 Grandpoint (1) Grandpoint (3) Source: SNL Financial, financial information as of March 31, 2018 unless otherwise noted Note: All dollars in thousands (1) Southern California is defined as Orange, Los Angeles - Riverside, San Bernardino, and San Diego counties. Excludes administrative branches (2) Deposits as of June 30, 2017 21

Transaction Assumptions and Pro Forma Impacts . Fixed exchange ratio of 0.4750x and 100% stock consideration . Grandpoint shareholders to receive 15,758,089 shares of PPBI . Consideration Pro forma ownership at close of approximately 75% for PPBI and 25% for Grandpoint . Aggregate consideration value of $641.2 million (including stock options), or $18.57 per common share(1) . Grandpoint stock options will be cashed-out for in-the-money value of approximately $25.1 million . Price to LTM earnings per share of 18.7x(2) Announcement . Price to tangible book value per share of 212% Valuation and (3) Impacts . Immediately accretive to EPS (4.6% in 2018) and 8.6% accretive in 2019 . Earn-back period of 1.2 years(4) (2.4% dilutive to tangible book value per share at close) . Closing expected in early Q3 2018 . Estimated cost savings of 40% of Grandpoint’s non-interest expense fully phased-in by the end of Q4 2018 Additional . Preliminary estimated aggregate fair value mark of 1.35% of gross loans, or $33.3 million Transaction Details . Preliminary estimated pre-tax one-time merger related expenses of approximately $31.9 million . Preliminary estimated CDI of approximately 2.15% of non-maturity deposits, or $45.2 million (1) Value of consideration based on PPBI’s closing price at announcement of $39.10 on February 9, 2018, consideration to common shareholders valued at $616.1 million (2) Adjusted to reflect the impact of certain non-recurring one-time charges (3) Based on street consensus for 2018 and 2019 (4) Based on the cross-over methodology 22

Pro Forma Loans & Deposits Grandpoint’s low-cost deposit base is an excellent fit with PPBI’s asset origination strength PPBI Grandpoint Combined C&I OO-CRE NOO-CRE OO-CRE 17% OO-CRE 17% C&I 20% 30% 10% 15% Farm & Ag. Farm & Ag. 5% 3% C&I NOO-CRE Franchise 11% 23% Franchise 11% SBA 4% 8% NOO-CRE Diversified 20% SBA Consumer and SBA 3% Other 3% Consumer and Consumer and Combined Multi-Family 3% Other Other Construction 30% Loan Portfolio 1% Construction Construction 2% 6% 6% Multi-Family 1-4 Family Multi-Family 1-4 Family 6% 1-4 Family 18% 5% 13% 4% 6% $6.2B Loans $2.4B Loans $8.6B Loans 5.47% Yield on Loans 4.76% Yield on Loans 5.27% Yield on Loans Interest Bearning Noninterest- Demand Noninterest- Bearing Demand Noninterest- Bearing Demand 40% Interest Bearning 6% Demand Bearing Demand 45% 37% Interest Bearning 6% Money Mkt. and Demand Savings 7% 39% Strong Core Wholesale CDs Money Mkt. and 6% Deposit Base Wholesale CDs Wholesale CDs Savings 8% 6% 38% Money Mkt. and Time Deposits Time Deposits Savings Time Deposits 12% 3% 37% 10% $6.2B Deposits $2.4B Deposits $8.6B Deposits 0.39% Cost of Deposits 0.34% Cost of Deposits 0.37% Cost of Deposits As of March 31, 2018 Source: Based on data from management for both PPBI and Grandpoint Note: All dollars in thousands 23

Capital Ratios The consolidated Company will remain well capitalized post closing with strong earnings capacity to sustain growth strategy and well-capitalized levels Holding Company Capital Ratios PPBI GPNC Pro Forma (1) Tangible Common Equity Ratio (2) 9.6% 9.2% 9.0% Leverage Ratio 10.1% 9.5% 9.5% Common Equity Tier-1 Ratio (CET-1) 10.7% 10.9% 10.5% Tier-1 Ratio 11.0% 11.1% 10.7% Risk Based Capital Ratio 12.7% 11.8% 12.0% Bank Level Capital Ratios PPBI GPNC Pro Forma (1) Leverage Ratio 11.0% 9.3% 10.2% Common Equity Tier-1 Ratio (CET-1) 11.9% 10.9% 11.7% Tier-1 Ratio 11.9% 10.9% 11.7% Risk Based Capital Ratio 12.4% 11.6% 12.0% Source: Public filings and company projections As of March 31, 2018 (1) At close (2) Please refer to non-GAAP reconciliation in appendix 24

Enhanced Scarcity Value in Southern California

The combination of PPBI and Grandpoint would become the 2nd largest publicly-traded bank headquartered in Southern California (1)

Listed below are the fifteen largest banks and thrifts headquartered in Southern California(1)

	Company Name	Ticker	Exchange	Total Assets ($M)	Market Cap. ($M)	Loans / Deposits (%)	Deposit Mix: Non-Int. Bearing (%)	Deposit Mix: Non-Maturity (%)
1	PacWest Bancorp	PACW	NASDAQ	24,149	6,500	91.0	45.5	89.9
2	Pro Forma PPBI+Grandpoint (2)	PPBI	--	11,703	--	100.0	39.6	84.0
2	Banc of California, Inc.	BANC	NYSE	10,329	951	97.5	14.6	71.0
3	BofI Holding, Inc.	BOFI	NASDAQ	9,982	2,512	102.0	19.0	82.8
4	CVB Financial Corp. (3)	CVBF	NASDAQ	8,356	2,493	71.5	60.6	94.5
5	Pacific Premier Bancorp, Inc.	PPBI	NASDAQ	8,087	1,836	100.8	37.3	81.9
6	Opus Bank	OPB	NASDAQ	7,298	1,010	86.5	14.2	93.4
7	Farmers & Merchants Bank of Long Beach	FMBL	OTCQB	7,114	1,039	72.0	37.9	86.0
8	First Foundation Inc.	FFWM	NASDAQ	4,842	718	107.7	32.2	71.6
9	Community Bank	CYHT	OTC Pink	3,720	821	97.9	42.7	86.4
10	Grandpoint Capital, Inc.	GPNC	OTC Pink	3,258	612	98.0	45.5	89.2
11	American Business Bank	AMBZ	OTC Pink	1,874	300	56.1	52.7	97.4
12	Pacific Mercantile Bancorp	PMBC	NASDAQ	1,300	219	95.5	30.1	69.4
13	Provident Financial Holdings, Inc.	PROV	NASDAQ	1,177	136	97.7	9.5	73.4
14	Malaga Financial Corporation	MLGF	OTC Pink	1,047	198	127.9	15.6	65.3
15	Seacoast Commerce Banc Holdings	SCBH	OTC Pink	980	184	58.0	44.0	96.5
	Median			5,978	821	97.6	37.6	85.0

Market data as of May 1, 2018. Financial data as of the most recently reported quarter
Source: SNL Financial

(1) Defined as banks with shares listed on the NYSE, NASDAQ or OTC exchanges, excluding ethnic focused banking institutions, sorted by total assets
(2) Total assets shown as of pro forma at close and are inclusive of merger adjustments
(3) Pending merger with Community Bank

25

Pacific Premier Outlook Building Long-term Franchise Value • Proven track record of executing on acquisitions and organic growth • Well-positioned to evaluate attractive acquisition opportunities • Continue to drive economies of scale and operating leverage • Positioned to deliver growth and strong profitability • Ability to integrate business lines that generate higher risk adjusted returns • Create scarcity value among banks in Southern California 26

Appendix Materials 27

Consolidated Financial Highlights

	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
Summary Balance Sheet					
Total Assets	$4,174,428	$6,440,631	$6,532,334	$8,024,501	$8,086,816
Loans Held for Investment	3,385,697	4,858,611	5,009,317	6,196,468	6,241,841
Total Deposits	3,297,073	4,946,431	5,018,153	6,085,868	6,192,273
Loans Held for Investment / Total Deposits	102.7%	98.2%	99.8%	101.8%	100.8%
Summary Income Statement					
Total Revenue	$46,386	$72,097	$72,512	$87,621	$88,947
Total Noninterest Expense	29,747	48,496	39,612	49,895	49,808
Provision for Loan Losses	2,502	1,904	2,049	2,185	2,253
Net Income	9,521	14,176	20,232	16,171	28,002
Diluted EPS	$0.34	$0.35	$0.50	$0.36	$0.60
Performance Ratios					
Return on Average Assets* [(4)]	0.94%	0.89%	1.26%	0.87%	1.39%
Return on Average Tangible Common Equity* [(4)]	11.0%	11.3%	15.0%	10.5%	16.5%
Efficiency Ratio [(1)]	52.3%	52.3%	52.1%	48.2%	52.4%
Net Interest Margin	4.39%	4.40%	4.34%	4.56%	4.50%
Asset Quality					
Delinquent Loans to Loans Held for Investment	0.01%	0.06%	0.07%	0.16%	0.20%
Allowance for Loan Losses to Loans Held for Investment	0.68%	0.52%	0.54%	0.47%	0.49%
Nonperforming Loans to Loans Held for Investment	0.02%	0.01%	0.01%	0.05%	0.13%
Nonperforming Assets to Total Assets [(2)]	0.02%	0.01%	0.01%	0.04%	0.11%
Classified Assets to Total Risk-Based Capital [(3)]	2.54%	5.00%	6.15%	5.68%	5.92%
Classified Assets to Total Assets [(3)]	0.28%	0.52%	0.66%	0.61%	0.64%
Capital Ratios					
Tangible Common Equity/ Tangible Assets *	8.85%	9.18%	9.41%	9.42%	9.63%
Tangible Book Value Per Share *	$12.88	$13.83	$14.35	$15.26	$15.63
Common Equity Tier 1 Risk-based Capital Ratio	9.84%	10.71%	10.59%	10.48%	10.68%
Tier 1 Risk-based Ratio	10.11%	11.08%	10.94%	10.78%	10.97%
Risk-based Capital Ratio	12.34%	12.69%	12.51%	12.46%	12.65%

(1) Represents the ratio of noninterest expense less OREO operations, core deposit intangible amortization and merger related expense to the sum of net interest income before provision for loan losses and total noninterest income less gains/(loss) on sale of securities.
(2) Nonperforming assets excludes nonperforming investment securities.
(3) Classified assets includes substandard loans, doubtful, substandard investment securities, and OREO.
(4) Annualized
* Please refer to non-GAAP reconciliation in appendix
Note: All dollars in thousands, except per share data

28

Non-GAAP Financial Measures

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are a non-GAAP financial measures derived from GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measure of tangible common equity ratio to the GAAP measure of common equity ratio and tangible book value per share to the GAAP measure of book value per share are set forth below.

	December 31, 2011	December 31, 2012	December 31, 2013	December 31, 2014	December 31, 2015	December 31, 2016	December 31, 2017	March 31, 2018
Total stockholders' equity	$ 86,777	$ 134,517	$ 175,226	$ 199,592	$ 298,980	$ 459,740	$ 1,241,996	$ 1,261,908
Less: Intangible assets	(2,069)	(2,626)	(24,056)	(28,564)	(58,002)	(111,941)	(536,343)	(534,525)
Tangible common equity	**$ 84,708**	**$ 131,891**	**$ 151,170**	**$ 171,028**	**$ 240,978**	**$ 347,799**	**$ 705,653**	**$ 727,383**
Total assets	$ 961,128	$ 1,173,792	$ 1,714,187	$ 2,037,731	$ 2,789,599	$ 4,036,311	$ 8,024,501	$ 8,086,816
Less: Intangible assets	(2,069)	(2,626)	(24,056)	(28,564)	(58,002)	(111,670)	(536,343)	(534,525)
Tangible assets	**$ 959,059**	**$ 1,171,166**	**$ 1,690,131**	**$ 2,009,167**	**$ 2,731,597**	**$ 3,924,641**	**$ 7,488,158**	**$ 7,552,291**
Common Equity ratio	9.03%	11.46%	10.22%	9.79%	10.72%	11.39%	15.48%	15.60%
Less: Intangible equity ratio	(0.20%)	(0.20%)	(1.28%)	(1.28%)	(1.90%)	(2.53%)	(6.06%)	(5.97%)
Tangible common equity ratio	**8.83%**	**11.26%**	**8.94%**	**8.51%**	**8.82%**	**8.86%**	**9.42%**	**9.63%**
Basic shares outstanding	10,337,626	13,661,648	16,656,279	16,903,884	21,570,746	27,798,283	46,245,050	46,527,693
Book value per share	$ 8.39	$ 9.85	$ 10.52	$ 11.81	$ 13.86	$ 16.54	$ 26.86	$ 27.12
Less: Intangible book value per share	(0.20)	(0.20)	(1.44)	(1.69)	(2.69)	(4.03)	(11.60)	(11.49)
Tangible book value per share	**$ 8.19**	**$ 9.65**	**$ 9.08**	**$ 10.12**	**$ 11.17**	**$ 12.51**	**$ 15.26**	**$ 15.63**

Note: All dollars in thousands, except per share data

29

Non-GAAP Financial Measures

Pre-tax, pre-provision income, excluding merger-related expense, is a non-GAAP financial measure derived from GAAP-based amounts. We calculate it by excluding income taxes, the provision for loan losses and merger-related expenses. We believe that this non-GAAP financial measure provides information that is important to investors. However, this non-GAAP financial measure is a supplement and is not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of pre-tax, pre-provision income, excluding merger-related expenses is set forth below.

	For the Years Ended					Annualized Three Months Ended
	December 31, 2013	December 31, 2014	December 31, 2015	December 31, 2016	December 31, 2017	March 31, 2018
Net income	$ 8,993	$ 16,616	$ 25,515	$ 40,103	$ 60,100	$ 112,008
Add: Income tax	5,587	10,719	15,209	25,215	42,126	35,536
Add: Provision for loan losses	1,860	4,684	6,425	8,776	8,640	9,012
Add: Merger-related expense	6,926	1,490	4,799	4,388	21,002	3,744
Pre-tax, pre-provision income (excluding merger-related expense)	**$ 23,366**	**$ 33,509**	**$ 51,948**	**$ 78,482**	**$ 131,868**	**$ 160,300**

Note: All dollars in thousands

30

Non-GAAP Financial Measures For quarter period presented below, adjusted net income and adjusted diluted earnings per share are non-GAAP financial measures derived from GAAP-based amounts. We calculate these figures by excluding merger related expenses and DTA revaluations in the period results. Management believes that the exclusion of such items from these financial measures provides useful information to an understanding of the operating results of our core business. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these adjusted measures, this presentation may not be comparable to other similarly titled adjusted measures reported by other companies. March 31, 2018 Net income $ 28,002 Add: Merger-related expense 936 Less: Merger-related expense tax adjustment 147 Adjusted net income $ 28,791 Diluted earnings per share $ 0.60 Add: Merger-related expense, net of tax 0.02 Adjusted diluted earnings per share $ 0.62 Return on average assets 1.39% Add: Merger-related expense, net of tax 0.04% Adjusted Return on Average Assets(1) 1.43% (1) Annualized Note: All dollars in thousands 31

Non-GAAP Financial Measures For the quarter period presented below, adjusted net income for return on average tangible common equity and average tangible common equity are non-GAAP financial measures derived from GAAP-based amounts. We calculate return on average tangible common equity by adjusting net income for the effect of CDI amortization and exclude the average CDI and average goodwill from the average stockholders' equity during the period. We calculate adjusted return on average tangible common equity by adjusting net income for the effect of CDI amortization and merger related expense and exclude the average CDI and average goodwill from the average stockholders' equity during the period. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these adjusted measures, this presentation may not be comparable to other similarly titled adjusted measures reported by other companies. A reconciliation of the non-GAAP measures of return on average tangible common equity and adjusted return on average tangible common equity to the GAAP measure of return on common stockholders’ equity is set forth below. March 31, 2018 Adjusted net income* $ 28,791 Plus: CDI amortization 2,274 Less: CDI amortization expense tax adjustment 548 Adjusted net income for return on average tangible common equity $ 30,517 Average stockholders' equity $ 1,255,754 Less: Average core deposit intangible 42,220 Less: Average goodwill 493,357 Average tangible common equity $ 720,177 Adjusted return on average tangible common equity(1) 16.95% • Please refer to non-GAAP reconciliation in appendix (1) Annualized Note: All dollars in thousands 32

Non-GAAP Financial Measures Tangible common equity to tangible assets (the “tangible common equity ratio”) and tangible book value per share are a non-GAAP financial measures derived from GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders’ equity and dividing by tangible assts. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders’ equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the on-GAAP measure of tangible common equity ratio to the GAAP measure of common equity ratio and tangible book value per share to the GAAP measure of book value per share are set forth below. March 31, 2018 Pro Forma Common Stockholders' Equity $ 1,261,908 $ 1,866,469 Less: Intangible Assets 534,525 910,306 Tangible Common Equity $ 727,383 $ 956,163 Common Shares Outstanding 46,527,693 62,285,782 Book Value Per Share $ 27.12 $ 29.97 Less: Intangible Assets Per Share 11.49 14.61 Tangible Book Value Per Share $ 15.63 $ 15.35 Total Assets $ 8,086,816 $ 11,598,310 Less: Intangible Assets 534,525 910,306 Tangible Assets $ 7,552,291 $ 10,688,004 Tangible Common Equity Ratio 9.63% 8.95% Source: SNL Financial, company projections Note: All dollars in thousands 33